Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated January 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund’s investment objective is to seek capital appreciation.

CLASS	TICKER SYMBOL
Class A	MTCAX
Class B	MTCBX
Class C	MTCCX
Class I	MTCIX
Class R1	MTCKX
Class R2	MTERX
Class R3	MTCHX
Class R4	MTCJX

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page 14 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% #	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A	1.00%	0.50%	0.25%	N/A
Other Expenses	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses	1.82%	2.57%	2.57%	1.57%	2.57%	2.07%	1.82%	1.57%
Fee Reductions 1	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Net Annual Fund Operating Expenses	1.67%	2.42%	2.42%	1.42%	2.42%	1.92%	1.67%	1.42%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1
MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.63% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 2.38% of the fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.38% of the fund's average daily net assets annually for each of Class I and Class R4 shares, and 1.88% of the fund's average daily net assets annually for Class R2 shares.  This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least December 31, 2010.

MFS Technology Fund

The annual fund operating expenses above are based on expenses reported during the fund's most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. They have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the fund's current asset size. The fund’s annual operating expenses will likely vary from year to year. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease.

Example of Expenses
These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$735	$1,101	$1,490	$2,578
Class B Shares assuming
redemption at end of period	$645	$1,085	$1,552	$2,711
no redemption	$245	$785	$1,352	$2,711
Class C Shares assuming
redemption at end of period	$345	$785	$1,352	$2,894
no redemption	$245	$785	$1,352	$2,894
Class I Shares	$145	$481	$841	$1,855
Class R1 Shares	$245	$785	$1,352	$2,894
Class R2 Shares	$195	$634	$1,100	$2,388
Class R3 Shares	$170	$558	$971	$2,125
Class R4 Shares	$145	$481	$841	$1,855

Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The fund's total operating expenses are assumed to be the fund's "Net Annual Fund Operating Expenses" for the period during which any written fee reductions are in effect.

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 226% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These issuers are in such fields as computer software and hardware, internet, networking, home entertainment, semiconductors, minicomputers, peripheral equipment, scientific instruments, telecommunications, pharmaceuticals, environmental services, synthetic materials, electronics, data storage and retrieval, and biotechnology.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of growth companies or the stocks of value companies. However, companies that benefit from technological advancements and improvements often are growth companies.

MFS may invest the fund’s assets in companies of any size.

MFS normally invests the fund’s assets primarily in U.S. and foreign equity securities, including emerging market equity securities.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose.

MFS may enter into in short sales.

A team of investment research analysts selects investments for the fund.

Investments are selected primarily based on fundamental, bottom-up analysis of issuers.  Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

MFS Technology Fund

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Technology Concentration Risk:  The fund’s performance will be closely tied to the performance of technology issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The price of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.

Foreign and Emerging Markets Risk: Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less market structure, depth, and regulatory oversight and greater political, social, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Non-Diversification Risk:  The fund’s performance could be more volatile than the performance of more diversified funds.

Derivatives Risk:  Derivatives can be used to take both long and short positions. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Short Sale Risk:  A security sold short is closed out at a loss if the price of the security sold short increases between the time of the short sale and closing out the short position. It may not be possible to close out a short position at any particular time or at an acceptable price. Short sales can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2010 was 3.69%. During the period(s) shown in the bar chart, the highest quarterly return was 48.41% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (45.92)% (for the calendar quarter ended September 30, 2001).

MFS Technology Fund

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	69.48%	4.74%	(5.76)%
C Shares	72.44%	5.06%	(5.91)%
I Shares	75.31%	6.10%	(4.91)%
R1 Shares	73.40%	4.98%	(6.02)%
R2 Shares	74.31%	5.49%	(5.59)%
R3 Shares	74.75%	5.75%	(5.29)%
R4 Shares	75.18%	6.06%	(5.01)%
A Shares	64.70%	4.50%	(5.83)%
Returns After Taxes on Distributions
A Shares	64.70%	4.50%	(5.89)%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	42.06%	3.88%	(4.74)%
Index Comparisons (Reflect no deduction for fees, expenses or taxes)
Standard & Poor's 500 Stock Index	26.46%	0.42%	(0.95)%
Standard & Poor's North American Technology Sector Index	63.19%	3.75%	(6.59)%

The Standard & Poor’s 500 Stock Index is a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance, compared to the Standard & Poor’s North American Technology Sector Index, which is a modified market capitalization-weighted index that measures the performance of selected technology stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Joseph G. MacDougall	May 2010	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4	None	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains. The fund expects that substantially all its distributions will consist of investment income taxable as ordinary income.

Payments to Financial Intermediaries
If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.